Summary Prospectus Supplement

January 16, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated January 16, 2013 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated April 30, 2012 of:

Limited Duration Portfolio
(the "Portfolio")

Jaidip Singh no longer manages the Portfolio. As a result, all references to Mr. Singh are hereby deleted from the Summary Prospectus. Effective immediately, Divya Chhibba has been added to the team primarily responsible for the day-to-day management of the Portfolio. Accordingly, effective immediately, the Summary Prospectus is revised as follows:

The section of the Summary Prospectus entitled "Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Divya Chhibba	Vice President	January 2013
Joseph Mehlman	Executive Director	May 2008
Neil Stone	Managing Director	January 2011

Please retain this supplement for future reference.

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